ABERDEEN FUNDS

               ABERDEEN EMERGING MARKETS EQUITY INSTITUTIONAL FUND

SUPPLEMENT TO THE ABERDEEN EMERGING MARKETS EQUITY INSTITUTIONAL FUND PROSPECTUS DATED NOVEMBER 23, 2009 - INSTITUTIONAL SERVICE CLASS SHARES

THE FOLLOWING UPDATES THE INFORMATION FOR INSTITUTIONAL SERVICE CLASS SHARES LOCATED IN THE CHART TITLED "SECTION 1-ABERDEEN EMERGING MARKETS INSTITUTIONAL FUND SUMMARY AND PERFORMANCE" LOCATED ON PAGE 6 OF THE FUND'S PROSPECTUS:

Total annual fund operating expenses for the Institutional Service Class shares are 1.25%. The net annual fund operating expenses for the Institutional Service Class shares remain the same.

THIS SUPPLEMENT IS DATED December 1, 2009

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.